Exhibit 99.01

Morgan Stanley Refining Corporate Access Day May 19 - 20, 2010

Safe Harbor Statement Statements contained in this presentation that state the Company's or management's expectations or predictions of the future are forward- looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words "believe," "expect," "should," "estimates," and other similar expressions identify forward-looking statements. It is important to note that actual results could differ materially from those projected in such forward-looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero's annual reports on Form 10^K and quarterly reports on Form 10^Q, filed with the Securities and Exchange Commission, and available on Valero's website at www.valero.com. 2

Valero Energy Overview Largest independent refiner in North America 15 refineries, 2.8 million barrels per day (BPD) of capacity Refineries geographically diversified among four key regions One of the nation's largest retail fuel marketers with nearly 5,800 branded marketing sites Company-operated sites: approx. 1,000 in U.S. and 396 in Canada including leased sites One of the largest ethanol companies in U.S. 10 large-capacity plants with total of 1.1 billion gallons/year (72,000 BPD) of production capacity All plants located in resource-advantaged corn belt Other investments in alternative energy 50 megawatt wind farm in Texas Panhandle Seed investments in next generation ethanol and biodiesel Approximately 21,000 employees 3

Valero's Geographically Diverse Operations 4 1 2 1Delaware City refinery shut down Nov-09 and sale currently pending; 2Aruba refinery idled Jul-09

U.S. Petroleum Demand Plummeted in "Great" Recession Since 2007 Demand down 2 mmbpd Gasoline demand ^ 4% Diesel demand ^ 14% Other products ^ 15% 11 years of demand growth destroyed Source: DOE monthly Products Supplied data, trailing 12-month average through February 2010 5

"Spare Capacity" MBPD Too Much Spare Refining Capacity in U.S. "Utilized Capacity" Source: DOE weekly data through March 2010 and Consultant and Valero estimates 6

Note: Availability of world CDU capacity assumed to average ~94%; Historical CDU capacity data from the DOE; USGC 5/3/2 = 3*USGC Gasoline+2*USGC ULSD-5*WTI At spare capacity above 5 million BPD, Gulf Coast margins ranged $3 to $6/barrel During "Golden Age," spare capacity fell below 3 million BPD while margins tripled Estimated 7 million BPD of global spare refining capacity at end of 2009 MMBPD Margin/bbl Golden Age Excess Spare Capacity Around the World 7

New Capacity Continues to Grow Source: Valero and Consultant estimates Note: Base capacity includes capacity creep of 0.1% per year MMBPD 8

Spare Capacity Reductions Margin improvement tied to global spare refining capacity falling below an estimated 5 million barrels per day via... 9

Capacity Rationalization Taking Place Source: DOE MBPD 10 Source: Industry and Consultant Reports

Global economy is expected to recover at or above average growth beginning in 2010 Expansionary fiscal and monetary response from governments aiding recovery Economic Growth Rebounding '70-'08 World Average = 3.1% (U.S. = 3.0%) Source: Blue Chip Average forecast for U.S. and Consultant average forecast for world 11

Estimate Demand Recover Underway U.S. and OECD demand expected to grow, but below historical average growth rate World demand expected to grow in 2010 and then accelerate in 2011 when total demand exceeds 2007 levels Demand growth in any part of the world expected to benefit refiners globally 12 Source: Consultant and Valero estimates Source: Consultant and Valero estimates MMBPD MMBPD Forecast Forecast

Expect U.S. Gasoline and Distillate Growth Total gasoline demand expected to grow, but probably peaked in 2007 Ethanol use will get to 10% of gasoline pool, but higher % still undecided 13 MMBPD Forecast MMBPD Forecast Source: Consultant and Valero estimates Source: Consultant and Valero estimates Diesel demand expected to grow at least 2x the rate of gasoline over the long term On-road diesel demand expected to grow from trucking, not car fleet Over 60% of demand is on-road Annual U.S. Gasoline Demand Annual U.S. Diesel Demand

Expect 2010 Margins to Be Volatile and Seasonal 14 Gulf Coast Gasoline and On-road Diesel Margins vs. WTI Plentiful spare capacity and product inventories squeezed margins in 2009 Cautiously optimistic 2010 margins can improve on capacity rationalization and stronger demand As always, potential for margin spikes in the spot market on supply disruptions per bbl Source: Argus; 2010 year-to-date through May 17 YTD

Overall oil demand growth should help discounts OPEC could increase production, some of which would be medium/heavy sour But growth in NGLs and condensate production expected to pressure discounts Other supply of low quality crudes has been better than expected Longer term, expect to benefit from delivery of Canadian heavy crude oil to Gulf Coast Sour crude discounts decreased in 2009 due to: Lower demand caused by Great Recession OPEC mainly cut lower quality, medium sour barrels Continued decline in supply of heavy sour crude oils from Mexico Strength in the heavy fuel oil market resulting from reduced crude oil processing Crude Oil Discounts Improving in 2010 Sour Crude Percentage Discounts below WTI Source: Argus; 2010 year-to-date through May 17 Sour Crude Discounts below WTI (per bbl) Source: Argus; 2010 year-to-date through May 17 15 YTD YTD

Recap of Refining Industry Expectations Recap of Refining Industry Expectations 16

Valero's Position Improves for 2010 Valero's Position Improves for 2010 17 Given another year of low margins like 2009, Valero has potential for improvement Result

Delaware City Decision History of poor performance under Valero and prior owners Large loss in 2009: approx. $390 mil. operating loss, excluding special charges Decided to shut down in November 2009 under $950 million case (below) Estimated shutdown costs include relatively low environmental clean-up (a previous owner retains primary liability) and will be spent over several years Pending sale of assets to PBF Investments LLC Upon estimated 2Q10 closing, provides incremental value from sales proceeds Note: Estimated 1-year forward value drivers from November 2009 for decision to shut down Delaware City refinery 1EBITDA Loss = Operating loss less depreciation & amortization expense, assuming 2009 1Q-3Q performance 18 Estimated Value Drivers for Delaware City Shutdown Decision (millions)

Aruba Update 235,000 BPD "upgrader" consists mainly of large crude and coking units Processes low quality crudes into intermediate products (e.g., VGO), high sulfur diesel, and jet fuel Deepwater port can take up to ULCC tankers 19 Timeline of key events over past year 1Q09: Generated operating income on good heavy sour discounts 2Q09: Gross margin turned negative on narrow heavy sour discounts Jul-09: Shut down plant to avoid negative gross margins, cutting "cash" opex by $3 million/month Oct-09: Released contractors and cut other costs, reducing "cash" opex by another $7 million/month Jan-10: Agreed to tax framework with Govt. of Aruba Once effective, will foster a more stable tax system for 20 years Has potential to enhance strategic alternatives

Reduced Refinery Operating Expenses 2009 refinery "cash" opex down $900 million from 2008 due to key cost savings initiatives Industry benchmark ranking improved in the range of a half to a full quartile Non-energy operating expenses Maintenance Personnel efficiency Also, remain very focused on corporate G&A expenses On pace to cut $100 million in operating costs in 2010 in addition to last year's savings 20 Note: From continuing operations, which excludes Delaware City results

Reduced Capital Spending 21 2010 spending estimated at $2 billion, down from $2.5 billion budget Expect "Stay in Business" capital spending to decline after 2010 Completing legacy reliability and large regulatory projects in 2010 (projects with incremental estimated income)

Made Excellent Ethanol Acquisitions Built position for average of only 35% of estimated replacement cost 2Q09: acquired 7 plants with 780 million gallons per year of world-scale capacity in advantaged locations 1Q10: Added 3 plants with 330 million gallons per year of capacity 2Q10: All 10 plants operating well 22 Favorable margin outlook High crude oil prices support ethanol prices Plentiful corn and increasing corn yields keep feedstock costs low 2010 ethanol mandate grows 14% over 2009 Expect demand to outgrow capacity after 2010, but blend wall must be addressed To incentivize new builds, margins must be high enough to yield reasonable return on higher-cost, new-build plants Valero's low-cost acquisitions of high-quality plants imply a competitive advantage in any margin environment Provides platform for future production of advanced biofuels

Potential for Earnings Improvement in 2010 Assuming 2009 price environment... 1Includes $7 million Paulsboro severance, $150 million in asset impairment losses, $140 million Aruba accrual for tax dispute, and $43 million LIFO decrement 2Estimated incremental ethanol earnings estimated using volumes of 3.0 million gallons per day (mmgpd), cumulative operating income of $0.29/gallon, and 35% tax rate 3Estimated incremental Interest Expense represents additional expense from February issuances of $400 million of 4.5% notes and $850 million of 6.125% notes for 11 months less 9.5 months of interest expense avoided by calling the $287 million of 7.5% Premcor notes due 2015, 7.5 months of interest expense avoided by calling the $186 million of 6.75% Premcor notes due 2014, and using a 35% tax rate 23 millions, after-tax >$100 2 3 1 We expect to be profitable in April as well as the entire second quarter of 2010 We continue to believe that the strategic actions we have taken should make Valero profitable in 2010, even in a low-margin environment similar to 2009

Managing Financial Strength Investment grade credit rating is a priority Reduced dividend payment to reflect lower margin environment Successfully completed in February a $1.25 billion debt offering Took advantage of very attractive rates in February S&P, Moody's, and Fitch affirmed investment grade ratings Called nearly $500 million of higher-cost notes in February and March $418 million of maturities in early 2011 Received $923 million tax refund in March Ended 1Q10 with $1.9 billion of cash and $4 billion of additional liquidity Net debt-to-cap ratio far below credit facility covenant of 60% At 3/31/10, was 31% No other coverage-type ratios No borrowings on bank revolver 24 Net Debt-to-Capitalization Ratio (period-end) Debt Maturities and Puts (millions)

Potential to Generate Free Cash Flow Assuming 2009 price environment... 25 millions 1$33 million in 2010 maturities + $287 million in 7.5% Premcor notes called 1Q10 including the $7 million call premium + $186 million in 6.75% Premcor notes called 2Q10 including the $4 million call premium 1

Why Invest in Valero Today? Largest, most geographically diverse independent refiner Leveraged to expansion in refining margins and crude oil discounts More than just refining as retail and ethanol segments have been meaningful profit contributors Taking action to upgrade and improve portfolio Continuing to focus on cost and overhead reductions Excellent timing and returns on attractive ethanol acquisitions Financial strength and liquidity remains a priority Assuming 2009 price environment, actions taken indicate potential for improvement Great way to invest in economic recovery 26

Appendix 27

Global Refining Capacity Rationalization 2008 Limited refinery closures, began seeing key project delays and cancellations 2009 Did not see substantial closure announcements until second half 2010 More closure announcements Chatter coming from large integrated companies about rationalizing capacity 28 Location Owner CDU Capacity Closed (MBPD) Year Closed Bakersfield, CA Big West 65 2008 Westville, NJ Sunoco 145 2009 Delaware City, DE Valero 190 2009 Bloomfield, NM Western 17 2009 Teesside, UK Petroplus 117 2009 Gonfreville, France* Total 100 2009 Dunkirk, France Total 140 2009 Mizushima/Negishi/Oita, Japan* Nippon Oil 205 2009 Aruba Valero 235 2009 Toyama, Japan Nippon Oil 57 2009 Arpechim, Romania Petrom 70 2009 Montreal, Canada1 Shell 130 2010 * Partial closure of refinery captured in capacity 1Public statements made by Shell indicate that this refinery will close in June 2010 Note: This data represents refineries currently closed, ownership may choose to restart or sell listed refinery Sources: Industry and Consultant reports and Valero estimates

We Took a Stand Against Harmful Cap-and-Trade Legislation 29 Waxman-Markey legislation was harmful to the U.S. economy, jobs, and our industry "Cap-and-trade" will increase the costs of petroleum products Bill was very unfair to our industry Valero took an active leadership role Organized grassroots campaign Effectively testified before Senate Raised awareness of poorly constructed legislation New legislation under development Kerry-Lieberman legislation in the works Giving more consideration to potential consequences New legislation must consider good manufacturing jobs, impact on energy costs, and fairness Must be visible and have international accountability Valero will remain active in shaping carbon legislation

Gasoline Fundamentals 30 USGC Gasoline Crack (per bbl) U.S. Gasoline Demand (mmbpd) Source: Argus; 2010 data through May 14 Source: DOE weekly data; 2010 data through week ending May 7 Source: DOE weekly data; 2010 data through week ending May 7 Source: DOE weekly data; 2010 data through week ending May 7 U.S. Gasoline Inventory (mmbbls) U.S. Imports of Gasoline and Blendstocks (mbpd)

Distillate Fundamentals 31 USGC On-road Diesel Crack (per bbl) U.S. Distillate Demand (mmbpd) Source: Argus; 2010 data through May 14 Source: DOE weekly data; 2010 data through week ending May 7 Source: DOE weekly data; 2010 data through week ending May 7 Source: DOE monthly data; 2009 data through February 2010 U.S. Distillate Inventory (mmbbls) U.S. Distillate Net Imports (mbpd)

U.S. Ethanol Demand BGal/yr We expect ethanol volumes to meet corn RFS requirements, but expect advanced (cellulosic) ethanol to develop more slowly than prescribed Requires margins large enough to resume production with currently shutdown corn- based plants The "blend wall" is an issue for sometime in 2011 or 2012, and will require action Source: Consultant and Valero estimates Ethanol Grows as Part of the Fuel Mix 32

Near Term Supply/Demand Balance Looks Favorable for Ethanol Corn ethanol capacity grew as a result of the MTBE ban in 2004 and the RFS mandate in 2005 Capacity increased from 3 billion gallons per year (BGal/yr) to 12 BGal/yr from 2003 to 2009 About1.0 BGal/yr of production capacity is currently idle largely due to bankruptcy Another 850 MMGal/yr of ethanol capacity is still "under construction" RFS2 increases corn ethanol to 15 BGal/yr in 2015, but plants starting construction after 2009 must reduce GHG by 20% resulting in increased capital cost Some additional corn ethanol capacity will need to be built to reach the 2015 mandate level of 15 BGal/yr Source: Valero estimates U.S. Ethanol Supply/Demand BGal/yr 33

World Demand Favors Diesel World Demand MMBPD Diesel demand has declined more than gasoline with the economic downturn, but is expected to recover past prior highs in 2011 Diesel demand has grown to become much larger than gasoline globally Growing global diesel demand is an export opportunity for U.S. refineries History Forecast Source: Consultant, IEA, and Valero estimates 34

Valuation 35 For all charts: all values per Bloomberg as of May 18, 2010; Peer group average includes TSO, SUN, FTO, HOC, CVI, PPHN, WNR, DK, and ALJ

Valero's Historical Price to Book Value 36 Source: Bloomberg as of May 18, 2010

2009 Volume (MBPD) Annual Estimated EPS Sensitivity for $1/barrel change 1 Gasolines and blendstocks 1,101 48% $0.46 Distillate (diesel, heating oil, jet fuel) 748 33% $0.32 Other 432 19% $0.18 Total Products 2,281 100% $0.96 Sweet 632 28% Medium Sour & Acidic 581 26% $0.25 Heavy & Resid 635 28% $0.27 Other 424 19% Total Feedstocks 2,272 100% MBPD MGPD Ethanol2 69 2,800 $0.03 Valero's Charges and Yields 1 Assumes 2009 volumes, a 35% tax rate, and 1Q10 wtd. shares outstanding of 562 million 2 Ethanol estimated using volumes of 2.8 mmgpd including the new ethanol plants 37

Key Projects in Valero's Strategic Capital

Refinery	Project	Estimated Total Cost[1] ($millions)	Estimated Remaining Cost ($millions)	Estimated Start-Up Date	Description
Memphis	FCC	$245	<$20	On-line	▪ Increase volume expansion and longer run-life between turnarounds ▪ High concarbon feed processing capability
St. Charles	FCC	$225	$135	2Q11	▪ Convert to conventional design ▪ Improve reliability and get 5%+ volume expansion
St. Charles	Crude/ Coker	$250	$35	1Q12	▪ Crude unit revamp/expansion – 45,000 BPD estimated ▪ Coker revamp/expansion – 10,000 BPD estimated ▪ Some benefits already captured as of 1Q10
Port Arthur	Hydro-cracker/ Crude	$1,440	$700	Indefi-nite[2]	▪ New hydrocracker – 50,000 BPD estimated ▪ Crude expansion – unlock up to 75,000 BPD existing capacity
St. Charles	Hydro-cracker	$1,225	$700	Indefi-nite[2]	▪ New hydrocracker – 50,000 BPD estimated ▪ Upgrades low-value feedstocks mainly into ULSD with 25% volume expansion

[1] Total project cost includes non-strategic capital costs and interest and overhead; [2] Proposed start-up dates are 4Q12 for Port Arthur and 4Q13 for St. Charles

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